UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2026

NOVANTA INC.

(Exact name of registrant as specified in its charter)

New Brunswick, Canada	001-35083	98-0110412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Middlesex Turnpike Bedford, Massachusetts		01730
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 266-5700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, no par value	NOVT	Nasdaq Global Select Market
6.50% Tangible Equity Units	NOVTU	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed by Novanta Inc., a New Brunswick corporation (the “Company”) in the Current Report on Form 8-K filed on June 9, 2026 (the “Previous Form 8-K”) with the Securities and Exchange Commission, on June 8, 2026, the Company, Novanta Medical Technologies Corp., a Delaware corporation and an indirect subsidiary of the Company (“Buyer”), Novanta Corporation, a Michigan corporation (“Intermediate Parent”, and together with the Company and the Buyer, the “Buyer Parties”), Runway Midco, LLC, a Delaware limited liability company (“Seller”), and Runway Buyer, LLC, a Delaware limited liability company and direct wholly owned subsidiary of Seller (“Runway Buyer”), entered into an Equity Purchase Agreement (the “Purchase Agreement”), pursuant to which Buyer agreed to acquire from Seller all of the issued and outstanding limited liability company interests (the “Purchased Interests”) of Runway Buyer (the “Transaction”).

On July 23, 2026, the closing of the Transaction (the “Closing”) occurred.

This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by the Company on July 27, 2026, pursuant to Item 9.01(a)(3) and (b)(2) of Form 8-K, to include the financial information required pursuant to Item 9.01(a) and (b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

Audited consolidated balance sheet of Runway Buyer as of December 31, 2025 and consolidated statement of operations, consolidated statement of member's equity, and consolidated statement of cash flows for the year ended December 31, 2025 and related notes are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

Unaudited consolidated balance sheet of Runway Buyer as of March 31, 2026 and consolidated statement of operations, consolidated statement of member's equity, and consolidated statement of cash flows for the three months ended March 31, 2026 and related notes are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined consolidated financial information as of and for the three months ended April 3, 2026, and for the year ended December 31, 2025, and the related notes are attached as Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Description
23.1	Consent of Grant Thornton LLP, Independent Certified Public Accountants
99.1	Audited consolidated financial statements of Runway Buyer, LLC and the related notes thereto as of and for the year ended December 31, 2025
99.2	Unaudited consolidated financial statements of Runway Buyer, LLC and the related notes thereto for the three months ended March 31, 2026
99.3	Unaudited pro forma condensed combined consolidated financial information as of and for the three months ended April 3, 2026 and for the year ended December 31, 2025 and the related notes
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Novanta Inc.

Date: October 2, 2026	By:	/s/ Robert J. Buckley
Robert J. Buckley
Chief Financial Officer